Exhibit 99.1
JONES DAY
222 East 41st Street
New York, New York 10017
Telephone: (212) 326-3939
Facsimile: (212) 755-7306
Corinne Ball (CB 8203)
Richard H. Engman (RE 7861)
JONES DAY
North Point
901 Lakeside Avenue
Cleveland, Ohio 44114
Telephone: (216) 586-3939
Facsimile: (216) 579-0212
Heather Lennox (HL 3046)
Carl E. Black (CB 4803)
Ryan T. Routh (RR 1994)
JONES DAY
1420 Peachtree Street, N.E.
Suite 800
Atlanta, Georgia 30309-3053
Telephone: (404) 521-3939
Facsimile: (404) 581-8330
Jeffrey B. Ellman (JE 5638)
Attorneys for Debtors and Debtors in Possession
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

:
In re	:	Chapter 11
:
Dana Corporation, et al.,	:	Case No. 06-10354 (BRL)
:
	:	(Jointly Administered)
Debtors.	:
:

MONTHLY OPERATING REPORT FOR DANA CORPORATION AND ITS AFFILIATED DEBTORS FOR THE MONTH OF APRIL 2007

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
JUDGE: Burton R. Lifland

CASE NO: 06-10354 (BRL)
CHAPTER 11
DANA CORPORATION, ET AL. (1)
MONTHLY OPERATING REPORT

PERIOD COVERED: April 1, 2007 — April 30, 2007

DEBTORS’ ADDRESS:	MONTHLY DISBURSEMENTS:
4500 Dorr Street	$457 million

Toledo, OH 43615

DEBTORS’ ATTORNEY:	MONTHLY NET LOSS:
Jones Day	$(170) million

222 East 41st Street

New York, NY 10017

REPORT PREPARER:

/s/ Kenneth A. Hiltz	CHIEF FINANCIAL OFFICER

SIGNATURE OF REPORT PREPARER	TITLE

KENNETH A. HILTZ	May 30, 2007

PRINTED NAME OF REPORT PREPARER	DATE
The report preparer, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verified under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of his knowledge. (2)

(1)	See next page for a listing of Debtors by case number.

(2)	All amounts herein are unaudited and subject to revision.

In re Dana Corporation, et al.
Case No. 06-10354 (BRL) (Jointly Administered)
Reporting Period: April 1, 2007 — April 30, 2007

Debtors:	Case Number:
Dana Corporation	06-10354
Dakota New York Corp	06-10351
Brake Systems, Inc.	06-10355
BWDAC, Inc.	06-10357
Coupled Products, Inc.	06-10359
Dana Atlantic, LLC	06-10360
Dana Automotive Aftermarket, Inc.	06-10362
Dana Brazil Holdings I, LLC	06-10363
Dana Brazil Holdings, LLC	06-10364
Dana Information Technology, LLC	06-10365
Dana International Finance, Inc.	06-10366
Dana International Holdings, Inc.	06-10367
Dana Risk Management Services, Inc.	06-10368
Dana Technology, Inc.	06-10369
Dana World Trade Corporation	06-10370
Dandorr L.L.C.	06-10371
Dorr Leasing Corporation	06-10372
DTF Trucking, Inc.	06-10373
Echlin-Ponce, Inc.	06-10374
EFMG, LLC	06-10375
EPE, Inc.	06-10376
ERS, LLC	06-10377
Flight Operations, Inc.	06-10378
Friction, Inc.	06-10379
Friction Materials, Inc.	06-10380
Glacier Vandervell, Inc.	06-10381
Hose & Tubing Products, Inc.	06-10382
Lipe Corporation	06-10383
Long Automotive, LLC	06-10384
Long Cooling, LLC	06-10385
Long USA, LLC	06-10386
Midland Brake, Inc.	06-10387
Prattville Mfg, Inc.	06-10388
Reinz Wisconsin Gasket, LLC	06-10390
Spicer Heavy Axle & Brake, Inc.	06-10391
Spicer Heavy Axle Holdings, Inc.	06-10392
Spicer Outdoor Power Equipment Components	06-10393
Torque-Traction Integration Technologies, LLC	06-10394
Torque-Traction Manufacturing Technologies, LLC	06-10395
Torque-Traction Technologies, LLC	06-10396
United Brake Systems, Inc.	06-10397

DANA CORPORATION, ET AL.
MONTHLY OPERATING REPORT
April 2007
Index

Page
Financial Statements
Condensed Statement of Operations with Dana Credit Corporation (DCC) on an Equity Basis (Unaudited) — Month of April 2007 and for the Four Months Ended April 30, 2007	4
Condensed Balance Sheet with DCC on an Equity Basis (Unaudited) — April 30, 2007	5
Condensed Statement of Cash Flows with DCC on an Equity Basis (Unaudited) — Month of April 2007 and for the Four Months Ended April 30, 2007	6

Notes to Monthly Operating Report

Note 1. Basis of Presentation	7
Note 2. Reorganization Proceedings	9
Note 3. Financing	10
Note 4. Liabilities Subject to Compromise	12
Note 5. Reorganization Items	13
Note 6. Post-petition Accounts Payable	13

Schedules

Schedule 1. Cash Disbursements by Debtors	14
Schedule 2. Payroll Taxes Paid	15
Schedule 3. Post-petition Sales, Use and Property Taxes Paid	16
Other Information
While Dana Corporation (Dana) continues its reorganization under Chapter 11 of the United States Bankruptcy Code (the Bankruptcy Code), investments in Dana securities are highly speculative. Although shares of Dana common stock continue to trade on the OTC Bulletin Board under the symbol “DCNAQ,” the trading prices of the shares may have little or no relationship to the actual recovery, if any, by the holders under any eventual court-approved reorganization plan. The opportunity for any recovery by holders of Dana’s common stock under such reorganization plan is uncertain, and Dana’s shares may be cancelled without any compensation pursuant to such plan.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION
DEBTOR IN POSSESSION
CONDENSED STATEMENT OF OPERATIONS
WITH DCC ON AN EQUITY BASIS (UNAUDITED)

	Month Ended	Year to Date
	April 30, 2007	April 30, 2007
	(in millions)
Net sales	$690	$2,835
Costs and expenses
Cost of sales	660	2,703
Selling, general and administrative expenses	25	121
Realignment charges	142	161
Other income, net	17	59

Loss from operations	(120)	(91)
Interest expense (contractual interest of $16 in April and $61 year to date)	7	25
Reorganization items, net	12	49

Loss before income taxes	(139)	(165)
Income tax expense	18	33
Minority interest expense	1	4
Equity in earnings of affiliates	1	9

Loss from continuing operations	(157)	(193)
Loss from discontinued operations	(13)	(69)

Net loss	$(170)	$(262)

The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION
DEBTOR IN POSSESSION
CONDENSED BALANCE SHEET
WITH DCC ON AN EQUITY BASIS (UNAUDITED)

April 30, 2007
(in millions)
Assets
Current assets
Cash and cash equivalents	$1,073
Accounts receivable
Trade	1,316
Other	288
Inventories	763
Assets of discontinued operations	211
Other current assets	146

Total current assets	3,797
Investments and other assets	1,002
Investments in equity affiliates	409
Property, plant and equipment, net	1,734

Total assets	$6,942

Liabilities and Shareholders’ Deficit
Current liabilities
Debtor-in-posession financing	$900
Notes payable, including current portion of long-term debt	95
Accounts payable	1,049
Liabilities of discontinued operations	136
Other accrued liabilities	766

Total current liabilities	2,946

Liabilities subject to compromise	4,341
Deferred employee benefits and other noncurrent liabilities	409
Long-term debt	14
Minority interest in consolidated subsidiaries	96

Total liabilities	7,806
Shareholders’ deficit	(864)

Total liabilities and shareholders’ deficit	$6,942

The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION
DEBTOR IN POSSESSION
CONDENSED STATEMENT OF CASH FLOWS
WITH DCC ON AN EQUITY BASIS (UNAUDITED)

	Month Ended	Year to Date
	April 30, 2007	April 30, 2007
	(in millions)	(in millions)
Operating activities
Net loss	$(170)	$(262)
Depreciation and amortization	24	93
Loss on sale of businesses		14
Non-cash portion of U.K. pension charge	61	68
Increase in working capital	(28)	(83)
Unremitted equity in earnings of affiliates	(1)	(9)
Other	3	29

Net cash flows used for operating activities	(111)	(150)

Investing activities
Purchases of property, plant and equipment	(11)	(50)
Proceeds from sale of assets	3	306
Other	(4)	(4)

Net cash flows provided by (used for) investing activities	(12)	252

Financing activities
Net change in short-term debt	(1)	66
Proceeds from DIP Credit Agreement		200

Net cash flows provided by (used for) financing activities	(1)	266

Net increase (decrease) in cash and cash equivalents	(124)	368
Cash and cash equivalents — beginning of period	1,197	705

Cash and cash equivalents — end of period	$1,073	$1,073

The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION, ET AL.
DEBTOR IN POSSESSION
NOTES TO MONTHLY OPERATING REPORT
(Dollars in millions)
Note 1. Basis of Presentation
General
     Dana and its consolidated subsidiaries are a leading supplier of axle, driveshaft, engine, structural, sealing and thermal products. Dana designs and manufactures products for every major vehicle producer in the world and is focused on being an essential partner to its automotive, commercial truck and off-highway vehicle customers.
     On March 3, 2006 (the Filing Date), Dana and forty of its wholly-owned domestic subsidiaries (collectively, the Debtors) filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code (the Bankruptcy Code) in the United States Bankruptcy Court for the Southern District of New York (the Bankruptcy Court). These Chapter 11 cases are being administered jointly under Case Number 06-10354 (BRL) and are collectively referred to as the “Bankruptcy Cases.” A listing of the Debtors and their respective case numbers is set forth at the beginning of this Monthly Operating Report. Neither DCC and its subsidiaries nor any of Dana’s non-U.S. subsidiaries are Debtors. See Note 2 for more information about the reorganization proceedings.
     This Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Bankruptcy Cases and is in a format acceptable to the Office of the United States Trustee for the Southern District of New York (the U.S. Trustee) and to the lenders under the DIP Credit Agreement which is discussed in Note 3. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is unaudited and, as discussed below, is not prepared in accordance with accounting principles generally accepted in the United States (GAAP). Accordingly, this Monthly Operating Report should not be used for investment purposes.
Case Number: 06-10354 (BRL) (Jointly Administered)

Accounting Requirements
     The condensed financial statements herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (SOP 90-7), which is applicable to companies operating under Chapter 11. SOP 90-7 generally does not change the manner in which financial statements are prepared. However, it does require that the financial statements for periods subsequent to the filing of the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.
Financial Statements Presented
     The unaudited condensed financial statements and supplemental information contained herein present the condensed financial information of Dana and its Debtor and non-Debtor subsidiaries with DCC accounted for on an equity basis. Accordingly, intercompany transactions with DCC have not been eliminated in these financial statements and are presented as intercompany loans and payables. This presentation of condensed Dana financial statements with DCC on an equity basis, while consistent in format with the financial information required to be provided to the lenders under the DIP Credit Agreement and acceptable to the U.S. Trustee, does not conform to GAAP, which requires that DCC and its subsidiaries be consolidated along with Dana’s other majority-owned subsidiaries.
     For consolidated financial statements for Dana and its consolidated subsidiaries prepared in conformity with GAAP and the notes thereto, see Dana’s Annual Report on Form 10-K for the year ended December 31, 2006 (the 2006 Form 10-K) and Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, which have been filed with the U.S. Securities and Exchange Commission.
     The condensed statements of operations and cash flows presented herein are for the month and the four months ended April 30, 2007. “Schedule 1. Cash Disbursements by Debtors” contains further information regarding cash disbursements made by each of the Debtors during the post-petition period of April 1, 2007 to April 30, 2007.
     The condensed financial statements presented herein with DCC accounted for on an equity basis have been derived from Dana’s internal books and records. They include normal recurring adjustments and adjustments that are consistent with those made for financial statements prepared in accordance with GAAP. Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.
     The financial information used in the preparation of this report was not subjected to the procedures customarily applied in the preparation of Dana’s quarterly or annual financial information prepared in accordance with GAAP. Accordingly, the financial information herein is subject to change and any such change could be material. The results of operations in this report are not necessarily indicative of results which may be expected for any other period or the full year and may not be representative of Dana’s consolidated results of operations, financial position and cash flows in the future.
Case Number: 06-10354 (BRL) (Jointly Administered)

Note 2. Reorganization Proceedings
     The Debtors are managing their businesses in the ordinary course as debtors in possession, subject to the supervision of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.
     Official committees of the Debtors’ unsecured creditors and retirees not represented by unions have been appointed in the Bankruptcy Cases and, in accordance with the provisions of the Bankruptcy Code, have the right to be heard on all matters that come before the Bankruptcy Court. The Debtors are required to bear certain of the committees’ costs and expenses, including those of their counsel and other professional advisors. An official committee of Dana’s equity security holders was appointed and subsequently disbanded.
     The Debtors have received approval from the Bankruptcy Court to pay or otherwise honor certain of their pre-petition obligations, subject to certain restrictions, including employee wages, salaries, certain benefits and other employee obligations; claims of foreign vendors and certain suppliers that are critical to the Debtors’ continued operation; and certain customer program and warranty claims.
     Under the Bankruptcy Code, the Debtors have the right to assume or reject executory contracts (i.e., contracts that are to be performed by both contract parties after the Filing Date) and unexpired leases, subject to Bankruptcy Court approval and other limitations. In this context, “assuming” executory contracts or unexpired leases generally means that the Debtors will agree to perform their obligations and cure certain existing defaults under the contracts or leases and “rejecting” them means that the Debtors will be relieved of their obligations to perform further under the contracts or leases, which may give rise to an unsecured pre-petition claim for damages for the breach thereof. Since the Filing Date, the Bankruptcy Court has authorized the Debtors to assume or reject certain unexpired leases and executory contracts.
     The Debtors filed their initial schedules of assets and liabilities existing on the Filing Date with the Bankruptcy Court in June 2006 and amendments to certain of these schedules in July and November 2006. The Bankruptcy Court set September 21, 2006 as the general bar date (the date by which most entities that wished to assert a pre-petition claim against a Debtor had to file a proof of claim in writing). Asbestos-related personal injury and wrongful death claimants were not required to file proofs of claim by the bar date, and such claims will be addressed as part of the Chapter 11 proceedings. The Debtors are now in the process of evaluating, investigating and reconciling the claims that were submitted. The Debtors have objected to multiple claims and expect to file additional claim objections with the Bankruptcy Court. Pre-petition claims are recorded as liabilities subject to compromise. Amounts and payment terms for these claims, if applicable, will be established in connection with the Bankruptcy Cases. See Note 4 for more information about liabilities subject to compromise.
Case Number: 06-10354 (BRL) (Jointly Administered)

     In August 2006, the Bankruptcy Court entered an order establishing procedures for trading in claims and equity securities which is designed to protect the Debtors’ potentially valuable tax attributes (such as net operating loss carryforwards). Under the order, holders or acquirers of 4.75% or more of Dana stock are subject to certain notice and consent procedures prior to acquiring or disposing of Dana common shares. Holders of claims against the Debtors that would entitle them to more than 4.75% of the common shares of reorganized Dana under a confirmed plan of reorganization utilizing the tax benefits provided under Section 382(l)(5) of the Internal Revenue Code may be subject to a requirement to sell down the excess claims if necessary to implement such a plan of reorganization.
     The Debtors have the exclusive right to file a plan of reorganization in the Bankruptcy Cases until September 3, 2007.
Taxes
     Income taxes are accounted for in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes.” Current and deferred income tax assets and liabilities are recognized based on events which have occurred and are measured by the enacted tax laws. Based on a history of losses in the U.S. and near-term prospects for continued losses, Dana established a 100% valuation allowance against its U.S. federal deferred tax assets in 2005. Deferred tax assets resulting from subsequent U.S. losses have been offset by increases in the valuation allowances, effectively eliminating the benefit of those losses.
     The Debtors have received Bankruptcy Court approval to pay pre-petition sales, use and certain other taxes in the ordinary course of their businesses. The Debtors believe that they have paid all pre-petition and post-petition taxes when due from before and after the Filing Date. See “Schedule 2. Payroll Taxes Paid” and “Schedule 3. Post-petition Sales, Use and Property Taxes Paid” for information regarding taxes paid. The Debtors believe that all tax returns are being prepared and filed when due, or extended as necessary, and that they are paying all post-petition taxes as they become due or obtaining extensions for the payment thereof.
Contractual Interest Expense
     Contractual interest expense includes amounts relating to debt subject to compromise which is no longer recognized in the statement of operations in accordance with SOP 90-7. The contractual interest that was not recognized was $9 for the month of April 2007 and $36 for the four months ended April 30, 2007.
Note 3. Financing
DIP Credit Agreement
     Dana, as borrower, and its Debtor U.S. subsidiaries, as guarantors, are parties to a Senior Secured Superpriority Debtor-in-Possession Credit Agreement (the DIP Credit Agreement) with Citicorp North America, Inc., as agent, initial lender and an issuing bank, and with Bank of America, N.A. and JPMorgan Chase Bank, N.A., as initial lenders and issuing banks. The DIP Credit Agreement, as amended, has been approved by the Bankruptcy Court. The aggregate amount of the facility is presently $1,550, including a $650 revolving credit facility (of which $400 is available for the issuance of letters of credit) and a $900 term loan facility. For a discussion of the terms of the DIP Credit Agreement, see Note 10 to the consolidated financial statements in Item 8 of the 2006 Form 10-K.
Case Number: 06-10354 (BRL) (Jointly Administered)

     In January 2007, Dana borrowed an additional $200 under the term loan facility. Based on its borrowing base collateral, Dana had availability under the DIP Credit Agreement at April 30, 2007 of $200 after deducting the $100 minimum availability requirement and $288 for outstanding letters of credit.
     The DIP Credit Agreement requires Dana and its direct and indirect subsidiaries, on a consolidated basis, to maintain as of the last day of each calendar month, a rolling 12-month cumulative EBITDAR beginning on March 31, 2007 and ending on February 28, 2008, at levels set forth therein. The EBITDAR requirement in the DIP Credit Agreement for the period from May 1, 2006 to April 30, 2007 was $175 and the actual EBITDAR for that period was $297. EBITDAR for the first four months of 2007 was calculated as follows:
EBITDAR Calculation

	For the	For the
	Month Ended	Four Months Ended
	April 30, 2007	April 30, 2007
	(in millions)	(in millions)
Net loss	$(170)	$(262)
Plus -
Interest expense	7	25
Income tax expense	18	33
Depreciation and amortization expense	24	93
Realignment charges	142	161
Reorganization items, net	12	49
Loss from discontinued operations	13	69
Minority interest	1	4

Less -
Equity in income of affiliates	1	9
Non-recurring items	11	28
Interest income	3	11

EBITDAR	$32	$124

     In April 2007, certain of Dana’s U.K. subsidiaries were released from any continuing obligations to four U.K. defined benefit pension plans in return for a cash payment of $93 and the transfer of a 33% equity interest in Dana’s remaining U.K. axle and driveshaft operating businesses for the benefit of the pension holders. As a result of this pension settlement, realignment charges in the above table includes $137 for April and $144 for the first four months of 2007 and loss from discontinued operations includes $17 for both periods.
Case Number: 06-10354 (BRL) (Jointly Administered)

Canadian Credit Agreement
     In June 2006, Dana Canada Corporation (Dana Canada), as borrower, and certain of its Canadian affiliates, as guarantors, entered into a Credit Agreement (the Canadian Credit Agreement) with Citibank Canada as agent, initial lender and an issuing bank, and with JPMorgan Chase Bank, N.A., Toronto Branch and Bank of America, N.A., Canada Branch, as initial lenders and issuing banks. The Canadian Credit Agreement provides a $100 revolving credit facility, of which $5 is available for the issuance of letters of credit. At April 30, 2007, based on Dana Canada’s borrowing base collateral, it had availability of $59 after deducting the $20 minimum availability requirement and $2 for currently outstanding letters of credit. Dana Canada had no borrowings under this agreement at April 30, 2007.
European Receivables Loan Facility
     In March 2007, certain of Dana’s European subsidiaries received a commitment from GE Leveraged Loans Limited for the establishment of a five-year accounts receivable securitization program, providing up to the euro equivalent of $225 in available financing. Under the financing program, certain of Dana’s European subsidiaries will sell accounts receivable to Dana Europe Financing (Ireland) Limited, a limited liability company incorporated under the laws of Ireland (an Irish special purpose entity). This entity, as borrower, will pledge those receivables as collateral for short-term loans from GE Leveraged Loans Limited, as administrative agent, and other participating lenders. The accounts receivable purchased by the Irish special purpose entity will be included in our consolidated financial statements because the Irish special purpose entity does not meet certain accounting requirements for treatment as a “qualifying special purpose entity” under GAAP.
Note 4. Liabilities Subject to Compromise
     As a result of the Chapter 11 filings, the Debtors’ pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. SOP 90-7 requires that pre-petition liabilities subject to compromise be reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise represent Dana’s estimate of known or potential pre-petition claims to be addressed in connection with the Bankruptcy Cases and include the liabilities subject to compromise of discontinued operations. Such claims remain subject to future adjustments resulting from, among other things, negotiations with creditors, rejection of executory contracts and unexpired leases and orders of the Bankruptcy Court. The terms under which any allowed pre-petition claims will be satisfied will be established by order of the Bankruptcy Court, including any order confirming a plan or plans of reorganization in the Bankruptcy Cases.
     The amount of liabilities subject to compromise reported herein was $4,341 at April 30, 2007. This amount includes an intercompany payable to DCC of $325 which is not eliminated under this basis of presentation. In addition, substantially all of the Debtors’ pre-petition debt is in default due to the bankruptcy filing, and Debtors’ pre-petition debt of $1,585 is also included in liabilities subject to compromise. At the Filing date, in accordance with SOP 90-7, Dana discontinued recording interest expense on debt classified as liabilities subject to compromise. Contractual interest on all debt, including the portion classified as liabilities subject to compromise, amounted to $16 and $61 for the one month and four months ended April 30, 2007.
Case Number: 06-10354 (BRL) (Jointly Administered)

Note 5. Reorganization Items
     SOP 90-7 requires that reorganization items, such as professional fees directly related to the process of reorganizing under Chapter 11 and provisions and adjustments to adjust the carrying value of certain pre-petition liabilities to their estimated allowable claim amounts, be reported separately. The Debtors’ reorganization expense items for the month of April 2007 consisted of professional fees partially offset by interest income.
     Pursuant to orders of the Bankruptcy Court, professionals retained by the Debtors and by the official statutory committees appointed in the Bankruptcy Cases are entitled to receive payment for their fees and expenses on a monthly basis, subject to compliance with certain procedures established by the Bankruptcy Code and orders of the Bankruptcy Court. In some cases, the professionals retained by the Debtors in the Bankruptcy Cases are also providing services to the Debtors’ non-Debtor subsidiaries and are being paid for such services by the non-Debtor subsidiaries. With respect to the Debtors’ foreign non-Debtor subsidiaries, payments for services to these entities in U.S. dollars are being made by the Debtors and reimbursed by the foreign non-Debtor subsidiaries through the ordinary course netting process established under the Debtors’ consolidated cash management system. In addition, under the terms of the DIP Credit Agreement, the Debtors are obligated to reimburse the lenders for the fees and expenses of their professionals. The Debtors are making the required payments to such professionals, as described above, and believe they are current with regard to such payments.
Note 6. Post-petition Accounts Payable
     The Debtors believe that all undisputed post-petition accounts payable have been and are being paid under agreed payment terms and the Debtors intend to continue paying all undisputed post-petition obligations as they become due. See “Schedule 1. Cash Disbursements by Debtors” for post-petition disbursements in April 2007.
Case Number: 06-10354 (BRL) (Jointly Administered)

In re Dana Corporation, et al.
Case No. 06-10354 (BRL) (Jointly Administered)	Schedule 1
Reporting Period: April 1, 2007 — April 30, 2007
Cash Disbursements by Debtors
(Dollars in 000s)

April, 2007
Petitioning Entities:	Case Number:	Disbursements
Dana Corporation	06-10354	$456,851
Dakota New York Corp	06-10351
Brake Systems, Inc.	06-10355
BWDAC, Inc.	06-10357
Coupled Products, Inc.	06-10359
Dana Atlantic, LLC	06-10360	2
Dana Automotive Aftermarket, Inc.	06-10362
Dana Brazil Holdings I, LLC	06-10363
Dana Brazil Holdings, LLC	06-10364
Dana Information Technology, LLC	06-10365
Dana International Finance, Inc.	06-10366
Dana International Holdings, Inc.	06-10367
Dana Risk Management Services, Inc.	06-10368	345
Dana Technology, Inc.	06-10369
Dana World Trade Corporation	06-10370
Dandorr L.L.C.	06-10371
Dorr Leasing Corporation	06-10372
DTF Trucking, Inc.	06-10373
Echlin-Ponce, Inc.	06-10374
EFMG, LLC	06-10375
EPE, Inc.	06-10376
ERS, LLC	06-10377
Flight Operations, Inc.	06-10378
Friction, Inc.	06-10379
Friction Materials, Inc.	06-10380
Glacier Vandervell, Inc.	06-10381	10
Hose & Tubing Products, Inc.	06-10382
Lipe Corporation	06-10383
Long Automotive, LLC	06-10384
Long Cooling, LLC	06-10385
Long USA, LLC	06-10386
Midland Brake, Inc.	06-10387
Prattville Mfg, Inc.	06-10388
Reinz Wisconsin Gasket, LLC	06-10390
Spicer Heavy Axle & Brake, Inc.	06-10391
Spicer Heavy Axle Holdings, Inc.	06-10392
Spicer Outdoor Power Equipment Components	06-10393
Torque-Traction Integration Technologies, LLC	06-10394
Torque-Traction Manufacturing Technologies, LLC	06-10395	120
Torque-Traction Technologies, LLC	06-10396
United Brake Systems, Inc.	06-10397

Total Cash Disbursements		$457,328	(a)

(a) Total disbursements may include certain payments made by the Debtors on behalf of non-Debtors pursuant to their cash management order. Disbursements are actual cash disbursements incurred for the month.

In re Dana Corporation, et al.	Schedule 2
Case No. 06-10354 (BRL) (Jointly Administered)
Reporting Period: April 1, 2007 — April 30, 2007
Payroll Taxes Paid
(Dollars in 000s)

FEDERAL				TOTALS
Liabilities incurred or withheld
FIT	FICA-ER	FICA-EE	FUTA
$6,248	$3,733	$3,733	$890	$14,604

Deposits released and pending
FIT	FICA-ER	FICA-EE	FUTA
$(6,248)	$(3,733)	$(3,733)	$(890)	$(14,604)

STATE				TOTALS
Liabilities incurred or withheld
SIT	SUI-ER	SUI-EE	SDI-EE
$1,700	$7,250	$	$	$8,950

Deposits released and pending
SIT	SUI-ER	SUI-EE	SDI-EE
$(1,700)	$(7,250)	$	$	$(8,950)

LOCAL	TOTALS
Liabilities incurred or withheld
CIT
$412	$412

Deposits released and pending
CIT
$(412)	$(412)

In re Dana Corporation, et al.	Schedule 3
Reporting Period: April 1, 2007 — April 30, 2007
Case No. 06-10354 (BRL) (Jointly Administered)
Post-petition Sales, Use and Property Taxes Paid

(Dollars in 000s)
Tax Authority	State	Type of Tax	Taxes Paid

Arkansas Secretary of State	AR	Franchise	$1
Boone County	KY	Business license	(A	)
City of Auburn Hills	MI	Property	23
City of Fulton	KY	Property	(A	)
City of Rochester Hills	MI	Property	46
Commonwealth of Pennsylvania	PA	Franchise	1
Delaware Secretary of State	DE	Miscellaneous	(A	)
Desoto County Collector	MS	Property	120
Florida Dept of Revenue	FL	Sales/use	14
Florida Secretary of State	FL	Annual Report	(A	)
Illinois Dept of Revenue	IL	Sales/use	6
Illinois Dept of Revenue	IL	Sales/use audit	19
Indiana Dept of Revenue	IN	Sales/use	18
Indiana Secretary of State	IN	Annual Report	(A	)
Indiana Secretary of State	IN	Miscellaneous	(A	)
Iowa Dept of Revenue	IA	Sales/use	2
Kansas Franchise Tax	KS	Franchise	1
Kansas Secretary of State	KS	Annual Report	(A	)
Kentucky Dept of Revenue	KY	Franchise	(A	)
Kentucky Dept of Revenue	KY	Sales/use	72
Kershaw County Treasurer	SC	Property	62
Louisiana Dept of Revenue	LA	Franchise	75
Lucas County Auditor	OH	Property	(A	)
Michigan Dept of Treasury	MI	Sales/use	21
Mississippi Secretary of State	MS	Annual Report	(A	)
Missouri Dept of Revenue	MO	Sales/use	10
Missouri Director of Revenue	MO	Franchise	9
Missouri Secretary of State	MO	Annual Report	(A	)
New Jersey Corporation Tax	NJ	Annual Report	(A	)
New Jersey Corporation Tax	NJ	Franchise	1
Noble County Treasurer	IN	Property	16
Oakland County Treasurer	MI	Property	6
Ohio State Treasurer	OH	Miscellaneous	1
Ohio State Treasurer	OH	Sales/use	142
Oklahoma Tax Commission	OK	Miscellaneous	5
Pennsylvania Dept of Revenue	PA	Sales/use	1
Pennsylvania Dept of Revenue	PA	Franchise	4
Pottstown Tax Collector	PA	Property	31
School District Tax	OH	Miscellaneous	(A	)
Smith County Trustee	TN	Property	29
South Carolina Dept of Revenue	SC	Sales/use	1
State of Michigan	MI	Miscellaneous	1
State of Michigan	MI	Income	12
State of New Jersey	NJ	Franchise	2
Tennessee Dept of Revenue	TN	Franchise	(A	)
Tennessee Dept of Revenue	TN	Sales/use	32
Tennessee Secretary of State	TN	Annual Report	(A	)
Texas Comptroller	TX	Sales/use	4
Toledo City Treasurer	OH	Miscellaneous	(A	)
United States Treasury		Miscellaneous	9
Virginia Dept of Taxation	VA	Sales/use	(A	)
Washington State Dept of Revenue	WA	Excise	4
Wisconsin Dept of Revenue	WI	Sales/use	1

			$796

(A)-payment was less than one thousand dollars